COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2003-KS1 TRUST

                              GMAC RFC SECURITEIS


                          [GRAPHIC OMITTED][GRAPHIC OMITTED]






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                            ABS NEW ISSUE TERM SHEET


                          $1,500,000,000 (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS1

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2003-KS1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                JANUARY 13, 2003





Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

-------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                                     RASC SERIES 2003-KS1
                  GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Cut-off Date Aggregate Principal Balance                    $1,000,003,981.29
   Number of Loans                                                      8,579
   Average Current Loan Balance                                   $116,564.17        $14,975.17       $320,861.40
   (1) Weighted Average Original Loan-to-Value Ratio                   81.81%             8.00%           100.00%
   (1) Weighted Average Mortgage Rate                                 8.2302%           5.4000%          12.7500%
   (1) Weighted Average Net Mortgage Rate                             6.5799%           3.3050%          12.1700%
   (1) Weighted Average Note Margin                                   7.6205%           1.0000%          12.6500%
   (1) Weighted Average Maximum Mortgage Rate                        14.6101%           9.6250%          23.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.1235%           1.0000%          12.7500%
   (1) Weighted Average Term to Next Rate Adjustment Rate           26 months          0 months         36 months
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               358               173               360
   (1) Weighted Average Credit Score                                      609               462               851
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
   ---------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF CUT-OFF
                                                                                                   DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family (detached)                        83.37%
                                                   Planned Unit Developments (detached)             6.94%
                                                   Two to Four Family                               4.38%
                                                   Condo Low-Rise (less than 5 stories)             2.37%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.06%
                                                   Condo High-Rise (9 stories or more)              0.03%
                                                   Manufactured Home                                0.40%
                                                   Townhouse                                        0.97%
                                                   Planned Unit Developments (attached)             1.47%

            Occupancy Status                       Primary Residence                               92.69%
                                                   Second/Vacation                                  0.70%
                                                   Non Owner-occupied                               6.61%

            Geographic Distribution                California                                      13.38%
                                                   Florida                                          7.63%
                                                   Michigan                                         7.37%
                                                   Minnesota                                        5.29%

            Number of States (including DC)                                                            50

            Largest Zip Code Concentration                                                          0.18%

            Loans with Prepayment Penalties                                                        87.26%
   ---------------------------------------------------------------------------------------------------------------





(1) Percent of Aggregate Principal Balance Outstanding as of the Cut-off Date is rounded up to 0.01% if less than 0.005%.


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                        CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               CREDIT SCORES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   62               $5,548,068                       0.55%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                   114              $10,508,398                      1.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   441              $44,230,663                      4.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   777              $82,583,399                      8.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                 1,176             $127,829,332                     12.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                 1,171             $132,145,695                     13.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,641             $198,588,109                     19.86
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                 1,263             $154,397,450                     15.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   922             $119,466,023                     11.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   459              $59,022,551                      5.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   231              $27,448,735                      2.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                   130              $16,294,025                      1.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    57               $6,715,592                      0.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    60               $7,708,618                      0.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                38               $5,152,467                      0.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Subtotal with Credit Scores       8,542             $997,639,126                      99.76%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              Not Available                 37               $2,364,856                      0.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
               MORTGAGE LOAN          OF MORTGAGE           THE            OUTSTANDING AS OF THE
            PRINCIPAL BALANCES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         100,000       0 to              4,175             $284,817,079                      28.48%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        3,458             $480,997,500                     48.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          849             $204,169,670                     20.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000           97              $30,019,733                      3.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


                     NET MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            NET MORTGAGE RATES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%  to   3.499%                 1                  $66,500                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%  to   3.999%                39               $6,208,052                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%  to   4.499%               136              $22,845,732                      2.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%  to   4.999%               436              $66,550,928                      6.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%  to   5.499%               837             $118,212,012                     11.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%  to   5.999%             1,198             $149,640,778                     14.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%  to   6.499%             1,269             $153,250,605                     15.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%  to   6.999%             1,248             $139,748,929                     13.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%  to   7.499%               945             $101,992,226                     10.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%  to   7.999%               736              $75,343,281                      7.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%  to   8.499%               708              $73,336,193                      7.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%  to   8.999%               504              $48,368,324                      4.84
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%  to   9.499%               278              $26,404,056                      2.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%  to   9.999%               134              $10,875,787                      1.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.000%  to  10.499%                62               $4,486,476                      0.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.500%  to  10.999%                29               $1,587,844                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.000%  to  11.499%                15                 $869,575                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.500%  to  11.999%                 3                 $171,047                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        12.000%  to  12.499%                 1                  $45,639                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                       MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              MORTGAGE RATES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             2                 $261,402                       0.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            45               $7,386,151                      0.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           124              $20,888,353                      2.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           524              $83,001,533                      8.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           792             $114,084,363                     11.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,587             $208,897,868                     20.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,401             $160,045,845                     16.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,846             $200,040,848                     20.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%         1,016             $100,322,411                     10.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           715              $65,389,982                      6.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             266              $22,140,824                      2.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             174              $12,324,650                      1.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              54               $3,358,107                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              27               $1,453,089                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               4                 $276,383                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               2                 $132,172                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER


--------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------


                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
           LOAN-TO-VALUE RATIOS          LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 230              $17,689,731                       1.77%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   93               $8,329,908                      0.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  161              $17,591,768                      1.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  200              $20,354,639                      2.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  343              $36,140,829                      3.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  621              $66,750,760                      6.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                2,879             $349,122,551                     34.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,476             $169,521,213                     16.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,889             $231,017,722                     23.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  680              $82,576,849                      8.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   7                 $908,011                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            STATE OR TERRITORY           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          733             $133,753,303                      13.38%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             697              $76,304,411                      7.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            714              $73,667,653                      7.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           378              $52,927,260                      5.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               471              $52,164,440                      5.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            415              $49,855,829                      4.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                463              $40,883,659                      4.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Wisconsin                           396              $38,877,706                      3.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            216              $35,338,569                      3.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Massachusetts                       176              $30,711,009                      3.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             3,920             $415,520,143                     41.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



--------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------


                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          3,383             $384,874,397                      38.49%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 411              $49,221,493                      4.92
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  4,785             $565,908,091                     56.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                   MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                7,130             $810,592,686                      81.06%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,449             $189,411,296                     18.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 7,706             $926,914,661                      92.69%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      52               $6,980,805                      0.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  821              $66,108,515                      6.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single Family (detached)               7,315             $833,690,316                      83.37%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (detached)                               442              $69,439,197                      6.94
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Two-to-four family                       363              $43,757,276                      4.38
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                 207              $23,742,706                      2.37
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            4                 $622,644                      0.06
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or
  more)                                      4                 $341,678                      0.03
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         55               $4,020,199                      0.40
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 89               $9,673,882                      0.97
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (attached)                               100              $14,716,083                      1.47
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    8,579           $1,000,003,981                     100.00%
  ==================================================================================================


                       CREDIT GRADES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                3,353             $408,202,817                      40.82%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                2,297             $281,525,667                     28.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,478             $169,194,663                     16.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   926              $90,982,431                      9.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   371              $37,458,257                      3.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  154              $12,640,147                      1.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

       -------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          PREPAYMENT PENALTY TERM        LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                              1,083             $127,380,076                      12.74%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  326              $45,128,525                      4.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                3,813             $468,463,991                     46.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                3,318             $353,990,976                     35.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            39               $5,040,414                      0.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================

(1)   "Other" means not 0, 12, 24 or 36 months and not more than 36 months.



                        NOTE MARGINS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               NOTE MARGINS              LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.499%             1                  $52,600                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%    to     3.999%             2                 $473,311                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%            21               $4,124,061                      0.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            64               $9,869,123                      0.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%           148              $21,295,402                      2.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           279              $40,354,196                      4.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           420              $57,581,161                      5.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%         1,335             $191,069,020                     19.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%         1,038             $125,957,639                     12.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,424             $168,653,350                     16.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,481             $158,854,580                     15.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,168             $117,970,282                     11.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           630              $58,724,680                      5.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           322              $27,464,830                      2.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to     10.499%           146              $10,605,495                      1.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to     10.999%            65               $4,769,313                      0.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to     11.499%            30               $1,931,320                      0.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to     11.999%             4                 $234,321                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to     12.999%             1                  $19,298                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



--------------------------------------------------------------------------------------
        THE           INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED  BY THE
                      DESCRIPTION OF THE COLLATERAL  CONTAINED IN THE PROSPECTUS
                      SUPPLEMENT.
--------------------------------------------------------------------------------------


                   MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MAXIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           9.000%    to   9.999%             1                 $243,646                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              26               $4,444,289                      0.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%             327              $50,395,476                      5.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%           1,780             $256,014,332                     25.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           3,114             $360,524,463                     36.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           2,224             $229,964,268                     23.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             873              $79,620,545                      7.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             205              $16,768,981                      1.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%              23               $1,421,332                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%               4                 $190,135                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                 $201,501                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       23.000%    to   23.999%               1                 $215,013                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



                   MINIMUM MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MINIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.999%             1                  $52,600                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%            28               $4,201,125                      0.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%           202              $25,924,825                      2.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           761             $114,444,821                     11.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         2,379             $317,249,059                     31.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         3,036             $339,861,948                     33.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,665             $159,538,647                     15.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             400              $32,127,880                      3.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             101               $6,194,523                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%               6                 $408,555                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              ADJUSTMENT DATE            LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2003                          1                 $218,063                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2003                            1                 $129,073                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2003                            1                  $86,867                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2003                              3                 $410,870                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2003                             1                 $137,000                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2003                        1                 $111,605                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2003                         1                 $102,557                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2004                          1                  $42,738                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2004                         1                 $164,878                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                            4                 $441,373                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2004                            2                 $228,642                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                             11               $1,587,770                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                            10               $1,310,960                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2004                            13               $1,326,718                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2004                          53               $6,326,187                      0.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                      244              $29,138,052                      2.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2004                      1,145             $144,037,623                     14.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                     2,498             $297,584,916                     29.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                     1,670             $192,761,211                     19.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                        163              $18,714,794                      1.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2005                         3                 $300,218                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                            5                 $805,341                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                              1                  $59,757                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                             2                 $196,006                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2005                          40               $5,358,795                      0.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2005                       85               $9,486,417                      0.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2005                        450              $50,034,734                      5.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                     1,190             $131,465,352                     13.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2005                       893              $98,288,106                      9.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2006                         86               $9,147,358                      0.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 8,579           $1,000,003,981                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                                     RASC SERIES 2003-KS1
                  GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Cut-off Date Aggregate Principal Balance                    $504,214,090.35
   Number of Loans                                                      3,493
   Average Current Loan Balance                                   $144,349.87        $19,166.61       $543,271.25
   (1) Weighted Average Original Loan-to-Value Ratio                   82.22%            15.00%           100.00%
   (1) Weighted Average Mortgage Rate                                 8.2290%           5.2500%          14.0000%
   (1) Weighted Average Net Mortgage Rate                             6.6532%           3.0300%          13.4200%
   (1) Weighted Average Note Margin                                   7.5753%           3.5500%          12.5500%
   (1) Weighted Average Maximum Mortgage Rate                        14.5459%           5.1250%          20.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.0883%           4.1250%          14.0000%
   (1) Weighted Average Term to Next Rate Adjustment Rate           25 months          3 months         36 months
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               358               333               360
   (1) Weighted Average Credit Score                                      609               439               792
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
   ---------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF CUT-OFF
                                                                                                   DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family (detached)                        83.07%
                                                   Planned Unit Developments (detached)             9.51%
                                                   Two-to-four family units                         3.35%
                                                   Condo Low-Rise (less than 5 stories)             2.13%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.09%
                                                   Manufactured Home                                0.23%
                                                   Townhouse                                        0.42%
                                                   Planned Unit Developments (attached)             1.20%

            Occupancy Status                       Primary Residence                               93.45%
                                                   Second/Vacation                                  0.56%
                                                   Non Owner-occupied                               5.99%

            Geographic Distribution                California                                      17.59%
                                                   Georgia                                         16.61%
                                                   Michigan                                         9.81%
                                                   Florida                                          4.82%

            Number of States (including DC)                                                            49

            Largest Zip Code Concentration                                                          0.45%

            Loans with Prepayment Penalties                                                        84.46%
   ---------------------------------------------------------------------------------------------------------------



(1) Percent of Aggregate Principal Balance Outstanding as of the Cut-off Date is rounded up to 0.01% if less than 0.005%.

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               CREDIT SCORES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   47               $5,119,871                       1.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    51               $4,705,510                      0.93
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   187              $22,901,505                      4.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   367              $44,052,294                      8.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   507              $65,006,347                     12.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   458              $60,867,351                     12.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                   657             $101,411,618                     20.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   432              $68,768,818                     13.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   371              $61,209,148                     12.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   183              $31,492,949                      6.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                    94              $14,621,305                      2.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    61              $12,085,080                      2.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    32               $6,073,093                      1.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    23               $3,740,501                      0.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                 8               $1,440,762                      0.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Subtotal with Credit Scores       3,478             $503,496,152                      99.86%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              Not Available                 15                 $717,938                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
               MORTGAGE LOAN          OF MORTGAGE           THE            OUTSTANDING AS OF THE
            PRINCIPAL BALANCES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,000      to              1,462              $99,335,380                      19.70%

       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        1,284             $175,728,564                     34.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          334              $77,376,673                     15.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000          366             $129,820,146                     25.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000           41              $18,825,263                      3.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            500,001 to    600,000            6               $3,128,064                      0.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================




                    NET MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            NET MORTGAGE RATES           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%  to   3.499%                 1                 $339,717                       0.07%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%  to   3.999%                10               $2,827,446                      0.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%  to   4.499%                52              $11,840,826                      2.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%  to   4.999%               182              $40,892,110                      8.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%  to   5.499%               272              $47,467,172                      9.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%  to   5.999%               430              $67,580,509                     13.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%  to   6.499%               494              $70,620,934                     14.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%  to   6.999%               511              $70,258,199                     13.93
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%  to   7.499%               441              $60,312,487                     11.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%  to   7.999%               325              $43,529,112                      8.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%  to   8.499%               287              $36,622,545                      7.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%  to   8.999%               227              $27,202,732                      5.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%  to   9.499%               141              $15,104,850                      3.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%  to   9.999%                52               $4,715,849                      0.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.000%  to  10.499%                32               $2,705,497                      0.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        10.500%  to  10.999%                23               $1,480,918                      0.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        11.000%  to  11.499%                12                 $685,202                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        13.000%  to  13.499%                 1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------




                      MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              MORTGAGE RATES             LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             3               $1,224,603                       0.24%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            18               $5,445,603                      1.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%            59              $13,931,472                      2.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           205              $47,101,033                      9.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           281              $51,682,556                     10.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           594              $98,882,769                     19.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           550              $74,887,032                     14.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           738              $95,836,761                     19.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           463              $56,131,924                     11.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           364              $40,192,131                      7.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%              93               $9,237,122                      1.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              72               $6,674,726                      1.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              33               $1,704,339                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              14                 $851,200                      0.17
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               4                 $250,217                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               1                 $152,617                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
           LOAN-TO-VALUE RATIOS          LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                  65               $5,645,271                       1.12%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   43               $4,714,555                      0.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                   63               $8,147,552                      1.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  100              $11,274,025                      2.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  194              $21,096,923                      4.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  241              $33,286,351                      6.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,062             $166,374,686                     33.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                  640              $84,244,094                     16.71
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                  784             $121,443,399                     24.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  296              $47,234,670                      9.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   5                 $752,564                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
            STATE OR TERRITORY           LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          327              $88,692,164                      17.59%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             656              $83,736,092                     16.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            487              $49,464,053                      9.81
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             176              $24,323,006                      4.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           140              $23,138,634                      4.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            128              $20,823,529                      4.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               119              $16,618,320                      3.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             1,460             $197,418,293                      39.15%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================

_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          1,292             $200,238,387                      39.71%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 164             $24,844,212                       4.93
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  2,037            $279,131,491                      55.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================





                  MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                2,891             $415,325,399                      82.37%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation               602              $88,888,692                     17.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 3,121             $471,169,321                      93.45%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      22               $2,819,356                      0.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  350              $30,225,413                      5.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single Family (detached)               3,011             $418,831,485                      83.07%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Development
  (detached)                               214              $47,966,509                      9.51
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Two-to-four family units                 124              $16,902,829                      3.35
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                  77              $10,715,424                      2.13
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            2                 $448,720                      0.09
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         17               $1,170,657                      0.23
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 18               $2,127,813                      0.42
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Development
  (attached)                                30               $6,050,654                      1.20
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    3,493             $504,214,090                     100.00%
  ==================================================================================================


                       CREDIT GRADES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                1,338             $207,991,547                      41.25%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                  875             $143,801,979                     28.52
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                  612              $81,408,581                     16.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   409              $46,359,832                      9.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   166              $16,892,108                      3.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                   93               $7,760,043                      1.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          PREPAYMENT PENALTY TERM        LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                518              $78,346,063                      15.54%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  125              $28,713,528                      5.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                1,269             $204,140,198                     40.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                  956             $132,722,275                     26.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    9                 $606,186                      0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  570              $54,799,754                     10.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            46               $4,886,087                      0.97
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                       NOTE MARGINS OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
               NOTE MARGINS              LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 3.500%    to                4               $1,522,209                       0.30%
                       3.999%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 4.000%    to
                       4.499%               20               $6,720,423                      1.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 4.500%    to
                       4.999%               47              $12,480,222                      2.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 5.000%    to
                       5.499%               45              $11,578,169                      2.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 5.500%    to
                       5.999%               93              $16,970,349                      3.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 6.000%    to
                       6.499%              141              $26,850,021                      5.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 6.500%    to
                       6.999%              496              $85,817,345                     17.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 7.000%    to
                       7.499%              406              $59,591,190                     11.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 7.500%    to
                       7.999%              640              $92,911,962                     18.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 8.000%    to
                       8.499%              559              $74,604,460                     14.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 8.500%    to
                       8.999%              503              $60,669,643                     12.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 9.000%    to
                       9.499%              260              $27,305,149                      5.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                 9.500%    to
                       9.999%              159              $16,992,091                      3.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                10.000%    to
                      10.499%               77               $6,685,889                      1.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                10.500%    to
                      10.999%               27               $2,183,440                      0.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                11.000%    to
                      11.499%               12               $1,004,572                      0.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                11.500%    to
                      11.999%                3                 $298,972                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                12.500%    to
                      12.999%                1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================


_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MAXIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%             1                  $47,675                       0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              13               $4,278,355                      0.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%             129              $29,703,605                      5.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             766             $141,673,543                     28.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           1,208             $164,901,182                     32.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%             948             $117,190,340                     23.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             325              $37,456,325                      7.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%              94               $8,255,438                      1.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%               5                 $356,087                      0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%               3                 $323,556                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



                       MINIMUM MORTGAGE RATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
          MINIMUM MORTGAGE RATES         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%            21               $6,726,289                       1.33%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            59              $13,838,598                      2.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           296              $62,953,798                     12.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%           923             $151,790,289                     30.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         1,251             $167,008,636                     33.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%           726              $82,592,457                     16.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             161              $15,828,138                      3.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%              50               $3,045,067                      0.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%               4                 $250,217                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%               1                 $152,617                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%               1                  $27,985                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                      OF MORTGAGE           THE            OUTSTANDING AS OF THE
              ADJUSTMENT DATE            LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2003                            2                 $217,479                       0.04%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2003                             1                  $83,223                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                            1                 $210,206                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                              3                 $629,260                      0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                             2                 $434,521                      0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2004                            10               $2,676,957                      0.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2004                          48              $11,849,475                      2.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                      202              $35,466,072                      7.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2004                        578              $88,084,000                     17.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                       839             $121,935,870                     24.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                       612              $82,137,455                     16.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                         76              $10,351,672                      2.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                            2                 $239,231                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                              1                 $100,740                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                             2                 $314,105                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2005                             5               $1,227,985                      0.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       August 2005                          31               $8,666,540                      1.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2005                       87              $13,998,725                      2.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2005                        235              $30,332,833                      6.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                       374              $46,748,066                      9.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2005                       329              $42,550,604                      8.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2006                         53               $5,959,070                      1.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 3,493             $504,214,090                     100.00%
       =============================================================================================



_______________________________________________________________________________
This Information was prepared by Salomon Smith Barney, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER